UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 26, 1999

                     MORTGAGE LENDERS HOME EQUITY LOAN TRUST
                 Asset Backed Certificates, Series 1999-1 Trust


New York (governing law of          333-64775      N/A
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 26, 1999 a distribution was made to holders of MORTGAGE LENDERS HOME EQUITY LOAN TRUST, Asset Backed Certificates, Series 1999-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Asset Backed Certificates, Series 1999-1 Trust, relating to the November 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORTGAGE LENDERS HOME EQUITY LOAN TRUST
                  Asset Backed Certificates, Series 1999-1 Trust

              By:   Wilmington Trust Company as Owner Trustee
              By:   /s/ Rosemary Pantano, Officer
              By:   Rosemary Pantano, Officer
              Date: 12/03/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Asset Backed
                Certificates, Series 1999-1 Trust, relating to the November 26,
                 1999 distribution.